SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                     --------------------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                     --------------------------------------

         Date of Report (date of earliest event reported): May 8, 1995


                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                      1-9553          04-2949533
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(State or other                    (Commission     (IRS Employer
 jurisdiction of                   File Number)    Identification No.)
 incorporation)


        1515 Broadway, New York, New York                          10036
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 258-6000
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Item 5.        Other Events.
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     The  information  included  herein is being filed solely in connection with the registration statements of Viacom Inc. (the "Registrant") or Viacom International Inc. filed under the Securities Act of 1993, as amended, including the Registration Statement on Form S-3 (Reg. No. 33-53485) of the Registrant and Viacom International Inc.

Item 7.         Financial Statements and Exhibits.
                ---------------------------------

     (c) The following exhibit is filed as part of this report on Form 8-K:

Exhibit 99.1    Condensed Statements of Operations and Notes thereto.



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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIACOM INC.



Date:  May 8, 1995                      By:  /s/ Michael D. Fricklas
                                           -----------------------------------
                                           Name:  Michael D. Fricklas
                                           Title: Senior Vice President,
                                                  Deputy General Counsel





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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.             Description                                     Page
- ----------              -----------                                     ----

Exhibit 99.1    Condensed Statements of Operations and
                Notes thereto.